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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☑                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

STATE BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Two Jericho Plaza

Jericho, New York 11753

(516) 465-2300

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of STATE BANCORP, INC.:

At the direction of the Board of Directors of State Bancorp, Inc., NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of the Company will be held at Fox Hollow Caterers, 7725 Jericho Turnpike, Woodbury, New York 11797, on November 17, 2009 at 10:00 a.m. (local time), to consider and vote upon the following matters:

1.	The amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 50,000,000;

2.	The amendment to the Company’s Certificate of Incorporation to eliminate the classified board and provide for the annual election of the Board of Directors;

3.	The amendment to the Company’s Certificate of Incorporation to reduce the director and stockholder vote required to approve certain business combinations; and

4.	The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof. Please be advised that we are not aware of any such business.

The Board of Directors has fixed the close of business on September 22, 2009 as the record date for determination of Stockholders entitled to notice of and to vote at the Special Meeting of Stockholders of the Company, and only Stockholders of record on said date will be entitled to receive notice of and to vote at said meeting.

By order of the Board of Directors,

/s/ Janice Clark
Janice Clark
Secretary

October 9, 2009

IMPORTANT - WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT, PLEASE VOTE PROMPTLY BY SUBMITTING YOUR PROXY BY INTERNET, PHONE OR BY SIGNING, DATING AND RETURNING YOUR PROXY CARD IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE SPECIAL MEETING.

PROXY STATEMENT

STATE BANCORP, INC.

Two Jericho Plaza

Jericho, New York 11753

(516) 465-2300

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To be Held November 17, 2009

GENERAL INFORMATION

This Proxy Statement and accompanying proxy card are being furnished to the stockholders (the “Stockholders”) of State Bancorp, Inc. (the “Company”), a New York corporation, in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Special Meeting of Stockholders of the Company (the “Special Meeting” or “Meeting”) to be held on November 17, 2009 at 10:00 a.m. (local time) at Fox Hollow Caterers, 7725 Jericho Turnpike, Woodbury, New York 11797, and at any adjournment or postponement thereof.

This proxy statement, together with the enclosed proxy card, is first being mailed to the Stockholders on or about October 9, 2009.

Questions and Answers Regarding This Proxy Statement

Why are you receiving these materials? We have sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the Meeting, including at any adjournment or postponement of the Meeting. You are invited to attend the Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may vote by phone, via internet or simply complete, sign and return the enclosed proxy card.

What are you voting on? There are three matters scheduled for a vote: (1) the approval of a proposed amendment to our Certificate of Incorporation, as amended (“Certificate of Incorporation”), to increase the number of authorized shares of common stock, par value $0.01 per share (the “Common Stock”) from 20,000,000 to 50,000,000; (2) the approval of a proposed amendment to our Certificate of Incorporation to eliminate the classified board and provide for the annual election of the Board of Directors; and (3) the approval of an amendment to our Certificate of Incorporation to reduce the director and stockholder vote required to approve certain business combinations.

When is the Meeting and where will it be located? The Meeting will take place on Tuesday, November 17, 2009, at 10:00 a.m. (local time) at Fox Hollow Caterers, 7725 Jericho Turnpike, Woodbury, New York 11797.

Who is soliciting your proxy? The proxy solicitation is being made by our Board of Directors. Proxies may also be solicited by our officers and employees, but such persons will not be specifically compensated for such services. In addition, we may retain a proxy solicitor, whose fees and expenses will be paid for by the Company.

When was the proxy statement mailed to Stockholders? We began mailing this proxy statement and accompanying proxy card on or about October 9, 2009 to all Stockholders of record entitled to vote at the Meeting.

What is the record date and who may attend the Meeting? Our Board of Directors has selected the close of business on September 22, 2009 as the record date for determining the Stockholders of record who are entitled to attend and vote at the Meeting. This means that all Stockholders of record at the close of business on September 22, 2009 may vote their shares of Common Stock at the Meeting. If your shares are held through a broker and you would like to attend the Meeting, please bring a copy of your brokerage account statement reflecting your ownership of our shares of Common Stock on the record date or an omnibus proxy (which you can get from your broker) and we will permit you to attend the Meeting.

Who is paying for the solicitation of proxies? We will pay all expenses of preparing and soliciting proxies. We may also reimburse brokerage houses, nominees, custodians and fiduciaries for expenses in forwarding proxy materials to the beneficial owners of shares of our Common Stock held of record. If we retain a proxy solicitor, we will pay its fees and expenses, which we believe would not exceed $15,000.

Who may vote at the Meeting? If you are a holder of our Common Stock as of the close of business on the record date, you will have one vote for each share of Common Stock that you hold on each matter that is presented for action at the Meeting. If you have Common Stock that is registered in the name of a broker, your broker will forward your proxy materials and will vote your shares as you indicate. You may receive more than one proxy card if your shares are registered in different names or are held in more than one account.

How do you vote?

Shares Held of Record. If you hold your shares in your own name as an owner of record, you may vote your shares either in person or by proxy. If you wish to vote by proxy, you must do one of the following:

(a)	Complete the enclosed proxy card and mail it in the envelope provided.

(b)	Use the Internet to vote at www.eproxy.com/stbc/

Please have your proxy card in hand as you will be prompted to enter your control number and to create and submit an electronic vote. The deadline for Internet voting is 1:00 p.m., Eastern Time, on November 16, 2009.

(c)	Use any touch-tone telephone to vote by calling 1-800-560-1965; have your proxy card in hand as you will be prompted to enter your control number to submit your vote.

The deadline for telephone voting is 1:00 p.m., Eastern Time, on November 16, 2009.

If you wish, you can vote your shares in person by attending the Meeting. You will be given a ballot at the Meeting to complete and return. Returning a proxy card will not prevent you from voting in person if you attend the Meeting.

Shares Held in Brokerage Accounts. If you hold your shares in street name (that is, you hold your shares through a broker, bank or other holder of record), please refer to the information on the voting instruction form forwarded to you by your bank, broker or other holder of record to see which voting options are available to you. If you hold your shares in street name and plan to attend the Meeting, you should bring either a copy of the voting instruction card provided by your broker or nominee or a recent brokerage statement showing your ownership as of September 22, 2009.

Shares Held in the Company’s Employee Stock Ownership Plan. If you are a participant in the Company’s Employee Stock Ownership Plan (“ESOP”), you may vote the shares of Common Stock held in your ESOP account ONLY by following the separate voting instructions provided by the ESOP’s administrator. You may not vote the shares by proxy or by ballot at the meeting.

Shares Held in State Bank of Long Island’s 401(k) Plan. If you are a participant in State Bank of Long Island’s 401(k) Plan (the “401(k) Plan”), you may vote the shares of Common Stock held in your 401(k) Plan account ONLY by following the separate voting instructions provided by the 401(k) Plan’s administrator. You may not vote the shares by proxy or by ballot at the Meeting.

Can you revoke your proxy? You may revoke your grant of a proxy at any time before it is voted by:

(a)	filing a written revocation of the proxy with our Secretary;

(b)	submitting a signed proxy card bearing a later date; or

(c)	attending and voting in person at the Meeting, but you must also file a written revocation with the Secretary at the Meeting prior to voting.

Written revocations should be sent to Janice Clark, Secretary, State Bancorp, Inc., Two Jericho Plaza, Jericho, New York 11753. Attendance at the Meeting will not in and of itself revoke a proxy.

If you use the Internet, you can change your vote at the Internet address shown on your proxy card. The Internet voting system is available 24 hours a day until 1:00 p.m., Eastern Time, on Monday, November 16, 2009.

If you vote by telephone, you can change your vote by using the toll free telephone number shown on your proxy card. The telephone voting system is available 24 hours a day in the United States until 1:00 p.m., Eastern Time, on Monday, November 16, 2009.

How will your shares be voted? All properly completed and unrevoked proxies that are received prior to the close of voting at the Meeting will be voted in accordance with the instructions made. If you return an executed proxy card without marking your instructions, your executed proxy will be voted FOR each of the proposals set forth in the Notice of Special Meeting attached to this Proxy Statement. Returning a proxy card will not prevent you from voting in person if you attend the Special Meeting.

Abstentions will not constitute a vote cast with respect to any of the proposals to be presented at the Meeting and will have the same effect as a vote AGAINST each of such proposals. “Broker non-votes” are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, are unable to vote such shares in those instances where discretionary voting by brokers is not permitted. Brokers are not permitted to vote on Proposals 2 or 3 unless they receive instructions from the beneficial owner. Therefore, a broker non-vote will have the same effect as a vote AGAINST Proposals 2 and 3.

The Board of Directors knows of no other business to be presented at the Special Meeting. If any matters other than those set forth above are properly brought before the Special Meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

Is your vote confidential? Proxy cards, ballots and voting tabulations that identify individual Stockholders are mailed or returned directly to our Inspectors of Election and are handled in a manner that protects your voting privacy. Your vote will not be disclosed except as needed to permit our Inspectors of Election to tabulate and certify the vote and as required by law.

What constitutes a quorum? As of the record date, September 22, 2009, 14,632,874 shares of Common Stock were issued and outstanding. The Common Stock is our only class of securities entitled to vote, each share being entitled to one vote. The presence at the Meeting, in person or by proxy, of holders of a majority of the issued and outstanding shares of Common Stock as of the record date is considered a quorum for the transaction of business. If you submit a properly completed proxy or if you appear at the Meeting to vote in person, your shares of Common Stock will be considered part of the quorum. Abstentions and broker non-votes will be counted as present to determine if a quorum for the transaction of business is present. In the absence of a quorum, the Meeting will be adjourned or postponed.

How many votes are needed to approve each proposal? Approval of the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Meeting. Approval of the proposed amendments to our Certificate of Incorporation to eliminate the classified board and to reduce the director and stockholder vote required for certain business combinations require the affirmative vote of the holders of at least 80% of the outstanding shares of our Common Stock entitled to vote at the Meeting.

How can you find out the results of the voting at the Meeting? We expect to announce preliminary voting results at the Meeting. Final voting results will be published promptly after the Meeting on Form 8-K filed with the Securities and Exchange Commission (“SEC”).

What if you do not agree with the result of the voting at the Meeting? Stockholders are not entitled to dissenters’ or appraisal rights under New York law in connection with the voting on the proposed amendments to our Certificate of Incorporation.

Will other matters be voted on at the Meeting? Only those matters set forth in the Notice of Special Meeting will be presented at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders To Be Held On November 17, 2009.

The Proxy Statement is available on our website at www.statebankofli.com.

PRINCIPAL STOCKHOLDERS OF THE COMPANY

To the knowledge of management, as of the record date, September 22, 2009, the only persons owning beneficially more than 5% of the outstanding shares of Company Stock included the following:

Name and Address of Owner	Number of Shares and Nature of Beneficial Ownership	Percentage of Class (1)
State Bancorp, Inc. Employee Stock Ownership Plan 699 Hillside Avenue New Hyde Park, NY 11040	1,215,922(2)	8.31%

(1)	Based on the 14,632,874 total outstanding shares of Common Stock as of September 22, 2009.
(2)	The Company’s Executive Compensation Committee, a Plan fiduciary, shares voting and investment power with Plan participants.

Security Ownership of Management

The following table sets forth the beneficial ownership of Common Stock as of September 22, 2009 by each director, all of the Company’s Named Executive Officers (“NEOs”), and by all current directors and NEOs as a group. Each director and/or officer has sole voting and investment power over his or her shares of Common Stock except as otherwise indicated below.

Name	Number of Shares	Percent of Total (15)
Thomas E. Christman	21,328	*
Arthur Dulik, Jr. (1)	27,435	*
Nicos Katsoulis	5,331	*
John J. LaFalce (2)	6,738	*
K. Thomas Liaw (3)	9,177	*
Thomas M. O’Brien (4) (12)(13)	366,873	2.49%
John F. Picciano (5)	98,497	*
Suzanne H. Rueck (6)	58,566	*
Andrew J. Simons (7)	6,529	*
Jeffrey S. Wilks (8)	119,469	*
Frederick C. Braun, III (9) (12)(13)†	58,062	*
Brian K. Finneran (10) (12)(13)	97,873	*
Patricia M. Schaubeck (11) (12)(13)	9,692	*
All directors and executive officers as a group (13 persons) (12) (13)(14)	885,570	6.01%

*	Less than 1%.
†	Effective September 30, 2009, Mr. Braun retired from his position at State Bank of Long Island, a wholly owned subsidiary of the Company.
(1)	Includes 16,925 shares to which Mr. Dulik shares voting and investment power.
(2)	Includes 3,000 shares to which Mr. LaFalce shares voting and investment power.
(3)	Includes 4,848 shares to which Mr. Liaw shares voting and investment power.
(4)	Includes 56,044 shares of restricted stock that remain subject to vesting and includes 98,847 shares issuable upon the exercise of stock options to purchase Common Stock which are exercisable within 60 days of September 22, 2009.
(5)	Includes 90,171 shares to which Mr. Picciano shares voting and investment power.
(6)	Includes 43,177 shares to which Ms. Rueck shares voting and investment power.
(7)	Includes 1,600 shares to which Mr. Simons shares voting and investment power.
(8)	Includes 100,994 shares to which Mr. Wilks shares voting and investment power.
(9)	Includes 17,500 shares of restricted stock that remain subject to vesting.
(10)	Includes 5,000 shares of restricted stock that remain subject to vesting. Includes 12,300 shares issuable upon the exercise of stock options to purchase Common Stock which are exercisable within 60 days of September 22, 2009. Includes 39,951 shares to which Mr. Finneran shares voting and investment power.
(11)	Includes 4,000 shares of restricted stock that remain subject to vesting.
(12)	Includes allocated shares held by the ESOP for the benefit of the person named.
(13)	Includes allocated shares held by the 401(k) Plan for the benefit of the person named.
(14)	Includes 111,147 shares issuable upon the exercise of stock options to purchase Common Stock which are exercisable within 60 days of September 22, 2009.
(15)	Based on the 14,632,874 total shares outstanding as of September 22, 2009 plus the 111,147 shares which such persons have the right to acquire within 60 days of September 22, 2009.

PROPOSAL 1

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Introduction

On September 22, 2009, the Board of Directors of the Company unanimously approved, subject to Stockholder approval, an amendment to the Certificate of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue from 20,000,000 to 50,000,000. The text of the amendment is set forth in paragraph 3.b. of the form of the Certificate of Amendment attached hereto as Appendix 1. If approved, such amendment will become effective upon filing of a Certificate of Amendment with the Secretary of State of the State of New York. We expect to file the Certificate of Amendment, which will include only those amendments that have been approved by our Stockholders, promptly following approval of the proposal at the Meeting or any adjournment or postponement thereof. The text of the amendment may vary, however, for such changes that are consistent with this proposal that we may deem necessary or appropriate.

Purposes of the Amendment

Our Board of Directors believes that the number of shares of Common Stock presently available for future issuance under our Certificate of Incorporation is insufficient and has unanimously determined it to be in our best interests and in the best interests of our Stockholders to increase the number of authorized shares of Common Stock available for issuance for potential capital raising transactions, stock splits, stock dividends, potential acquisitions and general corporate purposes. The Board of Directors from time to time evaluates the opportunities and considers different capital structuring alternatives designed to advance our business strategy. Our Board of Directors believes that the additional shares of Common Stock will provide us with enhanced flexibility to issue shares of Common Stock in the future without Stockholder approval (except as may be required by law, regulation or stock exchange rules), to take advantage of market conditions or favorable opportunities without the potential expense or delay incident to obtaining Stockholder approval for a particular issuance. Because the Common Stock is traded on the Nasdaq Global Market, Stockholder approval must be obtained, under applicable Nasdaq rules, prior to the issuance of shares for certain purposes, including the issuance of greater than 20% of the Company’s then outstanding shares of Common Stock in connection with a private financing or an acquisition or merger. Further, the Company, as a registered bank holding company under the Bank Holding Company Act of 1956, as amended, is subject to supervision and examination by the Board of Governors of the Federal Reserve System (“FRB”). It is the FRB’s position that common stock should be the dominant form of Tier 1 capital of bank holding companies. Although as of the date of this Proxy Statement we have no definitive arrangements or commitments to issue any shares of Common Stock, we believe that issuances of Common Stock may be a component in future capital raising.

Current Capitalization

Under our Certificate of Incorporation, we have authority to issue up to 20,000,000 of shares of Common Stock and up to 250,000 shares of preferred stock. As of September 22, 2009, 14,632,874 shares of our Common Stock were issued and outstanding and 3,492,740 were reserved for issuance, which results in 1,874,386 shares of Common Stock unreserved and available for future issuance as detailed below:

•	14,632,874 shares issued and outstanding

•	2,026,230 shares reserved under the Dividend Reinvestment Plan
•	189,375 shares reserved under the Directors Stock Plan
•	350,206 shares reserved under the 2006 Equity Compensation Plan
•	461,360 shares subject to the exercise of options granted to employees
•	465,569 shares reserved under the warrant granted to the US Treasury

•	1,874,386 shares available for issuance

As of September 22, 2009, 36,842 shares of our Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share and liquidation preference $1,000 per share, were issued and outstanding and held by the U.S. Treasury under the U.S. Treasury’s Capital Purchase Program.

Effect of the Amendment

The authorization of the additional shares of Common Stock will not, by itself, have any effect on current Stockholders. The additional authorized shares of Common Stock, if and when issued, would be part of the existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock presently outstanding, including the right to cast one vote per share on all matters and to participate in dividends when and to the extent declared and paid. Once shares of Common Stock are authorized, the Board of Directors may issue shares of Common Stock without stockholder approval, except as required by law, regulation or stock exchange rules.

Stockholders do not have preemptive rights to subscribe for or purchase additional shares of Common Stock. Accordingly, except for a stock split or stock dividend, issuances of additional shares of Common Stock will likely have a dilutive effect on the ownership and voting rights of existing Stockholders at the time of issuance.

Possible anti-takeover effects

The proposed amendment to increase the number of authorized shares of Common Stock is not intended to discourage a takeover or change of control of the Company. Nevertheless, in certain instances, a proposal to increase the amount of authorized stock may have an anti-takeover effect. In the event that a hostile takeover of the Company is threatened, the Board of Directors could issue shares of Common Stock in order to dilute the stock ownership of persons seeking to control of the Company.

Vote required

Approval of this Proposal 1 will require the affirmative vote of a majority of all outstanding shares of Common Stock entitled to vote at the Meeting. Abstentions will have the same effect as votes “against” the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 1 - THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

PROPOSAL 2

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFIED BOARD AND PROVIDE FOR THE ANNUAL ELECTION OF THE BOARD OF DIRECTORS

Introduction

The Company’s Certificate of Incorporation and By-Laws currently provide that our Board of Directors be divided into three classes, as nearly equal in number as possible, with each class having a three-year term. Consequently, at any given annual meeting of Stockholders, our Stockholders have the ability to elect only one class of directors, constituting approximately one-third of the entire Board.

On September 22, 2009, the Board of Directors of the Company unanimously approved, subject to Stockholder approval, an amendment to the Certificate of Incorporation to eliminate the classified board and to provide for the annual election of the Board of Directors, as described below. The text of the amendment is set forth in paragraph 4.b. of the form of the Certificate of Amendment attached hereto as Appendix 1. If approved, such amendment will become effective upon filing of a Certificate of Amendment with the Secretary of State of the State of New York. We expect to file the Certificate of Amendment, which will include only those amendments that have been approved by our Stockholders, promptly following approval of the proposal at the Meeting or any adjournment or postponement thereof. The text of the amendment may vary, however, for such changes that are consistent with this proposal that we may deem necessary or appropriate. Upon effectiveness of the amendment, our By-Laws will be amended to conform to the Certificate of Amendment to provide for the annual election of the Board of Directors.

Purposes of the Amendment

The Company’s Nominating and Governance Committee and the full Board of Directors have considered the merits of the classified board structure. The Board believes that the classified board structure has historically promoted the continuity and stability of the Board and ensured that, at any given time, a majority of the Company’s directors had solid knowledge of the Company’s business and strategy. The Board also believed that the continuity made possible by the classified board structure promoted the proper oversight of a highly regulated Company such as ours. However, in light of the growing sentiment of Stockholders (as expressed with respect to the 2009 Annual Meeting) and investors that the annual election of the entire Board of Directors would increase the Board’s accountability to Stockholders, the Board has unanimously determined that the classified board structure should be eliminated. The Board also believes that implementing annual elections for all directors would support our ongoing effort to adopt “best practices” in corporate governance as the Board noted that many U.S. public companies have eliminated their classified Board structures in recent years. The Board is submitting this proposal as part of its ongoing evaluation of its corporate governance practices to ensure that such practices, including the mechanism for the election of directors, remain in the best interests of the Company and its Stockholders. This proposal is neither the result of any effort to unseat incumbent directors nor the result of any effort by any person to take control of the Board.

Effect of the Amendment

If our Stockholders approve Proposal 2, directors who have been elected to three-year terms prior to effectiveness of the amendment will complete those terms. Thereafter, their successors will be elected to one-year terms and from and after the 2012 annual meeting of Stockholders, the entire Board of Directors will stand for election annually. Furthermore, any director chosen as a result of a newly created directorship or to fill a vacancy on the Board of Directors will hold office only until the next annual meeting of Stockholders.

Vote required

Approval of Proposal 2 requires the affirmative vote of holders of at least 80% of the outstanding shares of Common Stock entitled to vote at the Meeting. Broker non-votes and abstentions will have the same effect as votes “against” the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2 - THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO ELIMINATE THE CLASSIFIED BOARD AND PROVIDE FOR THE ANNUAL ELECTION OF THE BOARD OF DIRECTORS

PROPOSAL 3

AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO REDUCE THE DIRECTOR AND STOCKHOLDER VOTE REQUIRED TO APPROVE CERTAIN BUSINESS COMBINATIONS

Introduction

The Company’s Certificate of Incorporation currently provides that no business combination shall be valid unless first approved by the affirmative vote of (1) the holders of at least 75% of the outstanding shares of Common Stock of the Company after first being approved by at least 66 2/3% of the entire Board of Directors or (2) the holders of at least 66 2/3% of the outstanding shares of Common Stock of the Company after first being approved by at least 80% of the entire Board of Directors. The term “business combination” includes any merger, consolidation, liquidation or dissolution of the Company or any action that would result in the sale or other disposition of all or substantially all of the assets of the Company.

On September 22, 2009, the Board of Directors of the Company unanimously approved, subject to Stockholder approval, an amendment to the Certificate of Incorporation to reduce the director and stockholder vote required to approve certain business combinations. The text of the amendment is set forth in paragraph 5.b of the form of the Certificate of Amendment attached hereto as Appendix 1. If approved, such amendment will become effective upon filing of a Certificate of Amendment with the Secretary of State of the State of New York. We expect to file the Certificate of Amendment, which will include only those amendments that have been approved by our Stockholders, promptly following approval of the proposal at the Meeting or any adjournment or postponement thereof. The text of the amendment may vary, however, for such changes that are consistent with this proposal that we may deem necessary or appropriate.

The Company’s Certificate of Incorporation also requires the affirmative vote of the holders of at least 95% of the outstanding shares of Common Stock of the Company to approve certain business combinations with a 5% stockholder, if certain “fair price” provisions are not met. Proposal 3 will not affect these provisions in the Company’s Certificate of Incorporation.

Purposes of the Amendment

Our Board of Directors is committed to eliminating restrictions on Stockholders’ rights and believes that reducing the supermajority voting provisions required to approve business combinations will increase our Stockholders’ ability to effectively participate in corporate governance. Supermajority voting requirements, such as those required by our current Certificate of Incorporation, give minority stockholders more leverage over certain business combinations, which may serve as an obstacle for approvals of transactions which would increase overall Stockholder value. Eliminating such supermajority provisions will also avoid the costs associated with seeking supermajority approval from disinterested Stockholders for a business combination which the Board has already determined to be in the best interests of the Company and it Stockholders. Such provision may also be viewed more favorably by the investment community.

Generally, our By-Laws provide that a majority of directors present and voting at any meeting of the Board shall decide each matter considered. Our Board of Directors believes that reducing supermajority voting requirements for Board approval of certain business combinations will conform the necessary Board-level approval requirement for business combinations to the Board of Director approval requirements with respect to most other matters and is consistent with the reduction of supermajority voting requirements for the Stockholder approval of such business combinations.

Effect of the Amendment

If our Stockholders approve the proposed amendment, any future business combination (other than certain business combinations with an Interested Stockholder described in the paragraph below) will require the approval of (i) only a majority of the Board of Directors and (ii) the holders of only a majority of outstanding shares of Common Stock entitled to vote thereon.

The proposed amendment is not intended to increase the anti-takeover protections available to the Company, because it lowers the stockholder vote required for certain business combinations.

Proposal 3 will not affect the provisions in our Certificate of Incorporation (described above) that require the affirmative vote of holders of at least 95% of the outstanding shares of Common Stock of the Company to approve certain business combinations with a 5% stockholder if certain “fair price” provisions are not met.

Vote required

Approval of this amendment will require the affirmative vote of holders of at least 80% of the outstanding shares of Common Stock entitled to vote at the Meeting. Broker non-votes and abstentions will have the same effect as votes “against” the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3 - THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO REDUCE THE DIRECTOR AND STOCKHOLDER VOTE REQUIRED TO APPROVE CERTAIN BUSINESS COMBINATIONS

STOCKHOLDER PROPOSALS

If a Stockholder wishes to have a particular proposal considered by the Board for inclusion in the Company’s proxy statement for an annual meeting, the Stockholder must satisfy the requirements established by the SEC in its proxy rules. The particular proxy rule, Rule 14a-8, requires that Stockholders submit their proposals in writing to the Company at least 120 days before the anniversary date of the proxy statement mailing date for the prior year’s annual meeting. Thus, Stockholders who wish to submit proposals for inclusion in the Company’s proxy statement for next year’s annual meeting (in 2010) must deliver such proposals to the Corporate Secretary on or before November 27, 2009. The notice must clearly identify the proposal, contain a brief supporting statement and all required information about the proposing Stockholder, and otherwise meet the SEC’s rule. Proposals should be addressed to the Secretary of the Company, State Bancorp, Inc., Two Jericho Plaza, Jericho, New York 11753.

In order for a Stockholder nomination or proposal to be raised from the floor during the 2010 annual meeting of Stockholders, the Company’s By-Laws require that written notice thereof must be received by the Company not less than 90 days nor more than 120 days before the anniversary date of the prior year’s annual meeting (there are special rules if the current year’s meeting date is changed by more than 30 days from the prior year’s meeting date). For the 2010 Annual Meeting of Stockholders, the written notice must be given not later than January 28, 2010 (unless otherwise set by the Board pursuant to the By-Laws). The Stockholders’ written notice must contain (i) all information relating to any nominees proposed by the Stockholder that is required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934 and Rule 14a-11 thereunder, (ii) a brief description of any proposals sought to be presented for a vote at the Meeting, (iii) the Stockholders’ name and record address and (iv) the class and number of shares of Company Stock that is beneficially owned. Stockholder nominations and proposals may be raised from the floor during annual Stockholders meetings by Stockholders of record as of the time of giving of written notice. In addition, Stockholders proposing nominees for election to the Board of Directors must be entitled to cast votes with respect to at least 5% of the outstanding Company Stock. Such proposals should be submitted in writing to the Secretary of the Company, State Bancorp, Inc., Two Jericho Plaza, Jericho, New York 11753, who will submit them to the Board for its consideration.

For a copy of the applicable provisions of the Company’s By-Laws, please submit a written request to the Secretary of the Company, State Bancorp, Inc., Two Jericho Plaza, Jericho, New York 11753.

Date: October 9, 2009

By order of the Board of Directors,

/s/ Janice Clark
Janice Clark
Secretary

APPENDIX 1

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF

STATE BANCORP, INC.

(Under section 805 of the Business Corporation Law)

We, the undersigned, the president and secretary, respectively, of STATE BANCORP, INC. hereby certify:

1.	The name of the corporation is STATE BANCORP, INC.

2.	The Certificate of Incorporation was filed by the Department of State on November 25, 1985.

3.*	a. The Certificate of Incorporation is amended to increase the number of authorized shares of common stock from 20,000,000 to 50,000,000.

b. The first paragraph of Subsection A of Article 4 of the Certificate of Incorporation is amended to read as follows:

“A. Number of Shares. The aggregate number of shares which the Corporation shall have authority to issue is: FIFTY MILLION TWO HUNDRED FIFTY THOUSAND (50,250,000), which shall be classified so that FIFTY MILLION (50,000,000) shares having a par value of ONE CENT ($0.01) each shall be common shares and TWO HUNDRED FIFTY THOUSAND (250,000) shares having a par value of ONE CENT ($0.01) each shall be preferred shares.”

c. The above amendment to the Certificate of Incorporation was authorized by vote of the Board of Directors of the corporation held on September 22, 2009, followed by the affirmative vote of a majority of all outstanding shares entitled to vote thereon at a meeting of the stockholders of the corporation held on November 17, 2009.

4.*	a. The Certificate of Incorporation is amended to eliminate the classification of the Board of Directors and to provide for the annual election of the Board of Directors.

b. Subsection B of Article 7 of the Certificate of Incorporation is amended to read as follows:

“B. Except as provided below, each director shall serve for a term ending on the date of the annual meeting of stockholders following the annual meeting of stockholders at which such director was elected or the next annual meeting of stockholders after such director was appointed as a result of a newly created directorship or to fill a vacancy on the board of directors. Notwithstanding the foregoing, each director shall serve until his or her successor shall have been elected and shall qualify, even though his or her term of office as herein provided has otherwise expired, except in the event of his or her earlier death, resignation or removal.

Subject to the provisions of this Certificate of Incorporation, directors elected at the 2007, 2008 or 2009 annual meeting of stockholders shall serve for the remaining term for which he or she was elected.”

c. The above amendment to the Certificate of Incorporation was authorized by vote of the Board of Directors of the corporation held on September 22, 2009, followed by the affirmative vote of at least 80% of all outstanding shares entitled to vote thereon at a meeting of the stockholders of the corporation held on November 17, 2009.

5.*	a. The Certificate of Incorporation is amended to reduce the director and stockholder vote required to approve certain business combinations.

b. Paragraph A of Article 11 of the Certificate of Incorporation is amended in its entirety to read as follows:

Business Combinations. A. No merger, consolidation, liquidation or dissolution of the Corporation, nor any action that would result in the sale or other disposition of all or substantially all of the assets of the Corporation shall be valid unless first approved by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation, provided that such transaction has received the prior approval of the Board of Directors.

Any business combination involving a 5% Stockholder (as hereinafter defined) shall require the percentage approval referenced above in addition to any shares beneficially owned by such 5% Stockholder (i.e. in computing the aforesaid percentage, the shares owned by the 5% Stockholder shall not be considered).

c. The above amendment to the Certificate of Incorporation was authorized by vote of the Board of Directors of the corporation held on September 22, 2009, followed by the affirmative vote of at least 80% of all outstanding shares entitled to vote thereon at a meeting of the stockholders of the corporation held on November 17, 2009.

*	Will be included if approved by the Company’s Stockholders.

Special Meeting of

STATE BANCORP, INC. STOCKHOLDERS

Tuesday, November 17, 2009 11:30 a.m.

Fox Hollow Caterers 7725 Jericho Turnpike Woodbury, New York 11797

Agenda

• Amendment of the Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 50,000,000

• Amendment of the Certificate of Incorporation to eliminate the classified board and provide for the annual election of the Board of Directors

• Amendment of the Certificate of Incorporation to reduce the director and stockholder vote required to approve certain business combinations

Proxy Solicited by the Board of Directors for the Special Meeting of Stockholders – November 17, 2009

THOMAS M. O’BRIEN and BRIAN K. FINNERAN, or either of them, with full power of substitution are hereby appointed proxies to vote as designated below all shares of common stock of State Bancorp, Inc. that the undersigned would be entitled to vote at the Special Meeting of Stockholders of the Company to be held at Fox Hollow Caterers, 7725 Jericho Turnpike, Woodbury, New York 11797 on November 17, 2009, at 10:00 a.m., and any adjournment or postponement thereof, with all powers the undersigned would possess if personally present.

The shares represented by this proxy will be voted as directed by the stockholder. If no direction is given, such shares will be voted FOR the amendment of the Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 50,000,000, FOR the amendment of the Certificate of Incorporation to eliminate the classified board and provide for the annual election of the Board of Directors, and FOR the amendment of the Certificate of Incorporation to reduce the director and stockholder vote required to approve certain business combinations. If any other matters are properly brought before the Special Meeting, the named proxies may vote your shares in accordance with their best judgment.

Please promptly complete, sign and date this proxy card on the reverse side and return it in the enclosed postage-paid envelope or use the Internet or telephone instructions on the reverse side.

See reverse for voting instructions.

ADDRESS BLOCK

COMPANY #

Vote by Internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET – www.eproxy.com/stbc

Use the Internet to vote your proxy until 1:00 p.m. (ET) on November 16, 2009.

PHONE – 1-800-560-1965

Use a touch-tone telephone to vote your proxy until 1:00 p.m. (ET) on November 16, 2009.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

Dear Stockholders:

Enclosed you will find material relative to the Company’s Special Meeting of Stockholders. The notice of the special meeting and proxy statement describe the formal business to be transacted at the meeting, as summarized on the attached proxy card.

Whether or not you expect to attend the Special Meeting, please complete and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States. As a stockholder, please remember that your vote is important to us. We look forward to hearing from you. STATE BANCORP, INC.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

Please detach here

The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1. Amendment of the Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 50,000,000. For Against Abstain

2. Amendment of the Certificate of Incorporation to eliminate the classified

Board and provide for the annual election of the Board of Directors. For Against Abstain

3. Amendment of the Certificate of Incorporation to reduce the director and stockholder vote required to approve certain business combinations. For Against Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ITEMS 1, 2 AND 3.

Address Change? Mark Box Indicate changes below: Date

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority.

Corporations should provide full name of corporation and title of authorized officer signing the Proxy.